UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): April 8, 2005

                                  FBO AIR, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                 (State or Other Jurisdiction of Incorporation)

               333-56046                                87-0617649
----------------------------------------   -------------------------------------
        (Commission File Number)           (I.R.S. Employer Identification No.)

  9078 East Charter Oak, Scottsdale, AZ                   85260
----------------------------------------   -------------------------------------
(Address of Principal Executive Offices)                (Zip Code)

                                 (480) 634-6565
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-d(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   Section 3 - Securities and Trading Markets

Item 3.02. Unregistered Sales of Equity Securities.

            (a) As previously reported, on March 31, 2005 (the "Initial Closing Date"), FBO Air, Inc. (the "Company") sold 42.65295 units (the "Units"), each Unit consisting of: (i) a 10% Senior Secured Promissory Note due March 31, 2008 (the "Secured Note") in the principal amount of $25,000; (ii) ten shares of the Company's Series A Convertible Preferred Stock, $0.001 par value (the "Convertible Preferred Stock"); and (iii) a warrant expiring March 30, 2010 (the "Investors Warrant") to purchase 50,000 shares of the Company's Common Stock, $0.001 per value (the "Common Stock"). As a result of this closing, the Company issued on the Initial Closing Date $1,066,325 in aggregate principal amount of the Secured Notes, 426 shares of the Convertible Preferred Stock and Investor Warrants to purchase an aggregate of 2,132,651 shares of the Common Stock. Copies of the forms of Secured Note and Investor Warrant are filed (by incorporation by reference) as Exhibits 4.1 and 4.2, respectively, to this Report and are incorporated herein by this reference. A copy of the General Security Agreement dated as of March 31, 2005 (the "Security Agreement") is filed (by incorporation by reference) as Exhibit 4.3 to this Report and is incorporated herein by this reference. A copy of the Certificate of Designations creating the Convertible Preferred Stock is filed (by incorporation by reference) as Exhibit 3(i)(1) and is incorporated herein by this reference.

            There was no underwriter for the Units in connection with the Closing on the Initial Closing Date, although Laidlaw & Company (UK) Ltd. ("Laidlaw") had acted as the non-exclusive placement agent for this private placement (the "Offering") on a "reasonable efforts $3,000,000 all-or-none" basis. The Offering was conditioned upon investors purchasing a minimum of 40 Units for an aggregate purchase price of $3,000,000. The Offering contemplated that the Company may, from time to time through May 15, 2005 (the "Final Closing Date"), accept at closings (the "Closings") additional subscriptions for up to an aggregate of 60 Units for an aggregate purchase price of $4,500,000. As a result of the sales of Units at the Closing on the Initial Closing Date, the Company was authorized to continue to offer up to an additional 17.34705 Units through the Final Closing Date. The Offering was made to "accredited investors" (as such term is defined in Rule 501(a) of Regulation D under the Securities
Act) of 1933, as amended (the "Securities Act").

            On April 8, 2005 (the "Second Closing Date"), the Company sold an additional 15.99998 Units and issued additional Secured Notes in the aggregate principal amount of $399,999, 159 additional shares of the Convertible Preferred Stock and additional Investor Warrants to purchase on aggregate of 800,001 shares of the Common Stock.

            In addition, on April 8, 2005, two subscribers have submitted subscription agreements and payments for an additional 1.2 Units, which payments had not cleared on the Second Closing Date. Their checks, subsequent to the Second Closing Date, cleared. Accordingly, the Company will issue to them on April 15, 2005 (the "Third Closing Date") Secured Notes in the aggregate principal amount of $30,000, an aggregate of 12 shares of the Convertible Preferred Stock and Investor Warrants to purchase an aggregate of 60,000 shares of the Common Stock. As a result of the Closing on the Third Closing Date, the Company will have sold in the Offering an aggregate of 59.85293 Units of the maximum 60 Units and the Company and Laidlaw have agreed to close out the Offering as of the Third Closing Date and not wait until May 15, 2005 (i.e., the Final Closing Date). As a result of the Company's sales on the Initial Closing Date, the Second Closing Date and the Third Closing Date, the Company will have issued Secured Notes in the aggregate principal amount of $1,496,324, an aggregate of 597 shares of the Convertible Preferred Stock and Investor Warrants to purchase an aggregate of 2,992,652 shares of the Common Stock.


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

      As previously reported, on the Initial Closing Date the Company sold 128 shares of the Convertible Preferred Stock to Co-Investors. As a result, the Company, as of April 15, 2005, will have issued an aggregate of 725 shares of the Convertible Preferred Stock.

            (b) As indicated above in subsection (a) of this Item 3.02 to this Report there was no underwriter for the Units and Laidlaw continued to act as the non-exclusive placement agent for the Offering. The Units continued to be offered only to "accredited investors" (as such term is defined in Rule 501(a) of Regulation D under the Securities Act), some of whom had purchased Units on the Initial Closing Date.

            (c) The Units were offered at $75,000 per Unit; however, the Company and Laidlaw reserved the right to accept subscriptions for partial Units and did in fact do so on both the Second Closing Date and the Third Closing Date. As a result, the total offering price on the Second Closing Date was $1,290,000, of which $1,200,000 was received, and $90,000 was received on the Third Closing Date. There were no underwriting discounts or commissions. However, Laidlaw was entitled to receive, at any Closing on or prior to the Final Closing Date: (i) a cash fee of 10% of the gross proceeds delivered at each Closing and (ii) a warrant expiring March 30, 2010 (the "Agent's Warrant") to purchase 10% of the shares of the Common Stock underlying the shares of the Convertible Preferred Stock and the Investors Warrants issued at each closing. The Agent's Warrant is similar in terms to the Investor Warrant, a copy of the form of which, as indicated above, is filed (by incorporation by reference) as Exhibit 4.2 hereto. As a result of the Closing on the Second Closing Date, the Company paid to Laidlaw a cash fee of $120,000 and issued to Laidlaw an Agent's Warrant to purchase 610,000 shares of the Common Stock. On the Third Closing Date, the Company will pay Laidlaw a cash fee of $9,000 and will issue to Laidlaw an Agent's Warrant to purchase 46,000 shares of the Common Stock. As previously reported on the Initial Closing Date, the Company also paid Laidlaw a non-accountable expense reimbursement of $35,000.

            At the Initial Closing Date, the Company paid Laidlaw a cash fee of $319,898. Accordingly, with respect to the Offering, the Company paid Laidlaw cash fees in the aggregate amount of $448,898, plus the non-accountable expense allowance of $35,000, and issued Agent's Warrants to purchase an aggregate of 2,289,265 shares of the Common Stock.

            (d) The Company claims that the Offering was exempt from the registration requirement of Section 5 of the Securities Act pursuant to the exemption of Section 4(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder as a transaction not involving a public offering. Each investor represented to the Company that he, she or it was acquiring the Units, and, unless registered under the Securities Act at that time, the shares of the Common Stock issuable upon the conversions of the shares of the Convertible Preferred Stock and the exercises of the Investor Warrants, for investment and not with a view toward, or in connection with, any distribution of securities of the Company (as the term "distributions" is contemplated under the Securities
Act). Laidlaw made a similar investment representation to the Company with respect to the Agent's Warrant issued to it on the Second Closing Date and the shares of the Common Stock issuable upon the exercise thereof.


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

            (e) The following terms are applicable to the conversions of shares of the Convertible Preferred Stock and the exercises of the Investor Warrants and the Agent's Warrants:

                  (i) Convertible Preferred Stock - Optional Conversion. From time to time after issuance a holder may convert a share of the Convertible Preferred Stock into that number of shares of the Common Stock determined by dividing the Stated Value of a share of the Convertible Preferred Stock ($10,000) by the Conversion Price (the Initial Conversion Price is $.30 per share). Accordingly, subject to the anti-dilution provisions described below in subsection (1)(e)(iv) of this Item 3.02, a share of the Convertible Preferred Stock would be convertible into 33,333 shares of the Common Stock.

                  (ii) Convertible Preferred Stock - Mandatory Conversion. Shares of the Convertible Preferred Stock shall automatically convert into shares of the Common Stock upon the occurrence of one of the following events (a "Mandatory Conversion Event"): (1) upon the sale by the Company of its equity securities resulting in the receipt by the Company of no less than $5,000,000 in gross proceeds, excluding the Offering, (a "Qualified Follow-On Offering") or
(2) at such time as the closing bid price for the Common Stock has equaled or exceeded 2.5 times the Initial Conversion Price of $.30 (i.e., $.75) for a period of 20 consecutive trading days prior to the date of the Mandatory Conversion provided that: (A) the Common Stock shall have traded no less than 200,000 shares per trading day for no less than 20 consecutive trading days prior to the date of the Mandatory Conversion and (B) the shares issued upon conversion are fully registered for resale pursuant to an effective registration statement under the Securities Act and are not subject to a lock-up agreement requested by the Company, its underwriters or placement agents. In the event of a Mandatory Conversion due to a Qualified Follow-On Offering, the holder may convert his, her or its shares of the Convertible Preferred Stock into (x) shares of the Common Stock at the Conversion Price in effect on the date of the Mandatory Conversion Event or (y) the securities being sold in the Qualified Follow-On Offering at the same price that such securities are being sold in such Qualified Follow-On Offering, the purchase price therefor to be paid by the holder converting the Stated Value and accrued but unpaid dividends on the shares of the Convertible Preferred Stock so converted, but each holder who so converts into such securities shall receive an additional ten percent of the identical securities of the Qualified Follow-On Offering that such person converted into in the Qualified Follow-On Offering.

                  (iii) The Investor Warrants and the Agent's Warrants will be exercisable at $.60 per share (the "Exercise Price") subject to adjustment as provided in subsection (1)(e)(iv) of this Item 3.02.


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

                  (iv) Both the Conversion Price and the Exercise Price will be adjusted on a weighted average basis for (1) all stock splits, dividends, recapitalization terms, reclassifications, payments made to holders of the Common Stock and other similar events and (2) the sale by the Company of additional equity securities at a price below the Conversion Price or the Exercise Price, whichever is applicable.

            (b) Not applicable.

                  Section 9 - Financial Statements and Exhibits

Item 9.0.1 Financial Statements and Exhibits

      (a)   Financial Statements of Business Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits

            Exhibit No.   Description
            -----------   -----------

            3(i)(1)       Copy of Certificate of Designations. (1)

            4.1           Form of 10% Senior Secured Promissory Note due March
                          31, 2008. (2)

            4.2           Form of Investor Warrant. (2)

            4.3           Copy of General Security Agreement dated as of March
                          31, 2005. (2)

----------
(1) Incorporated by reference to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004.

(2) Incorporated by reference to the Company's Current Report on Form 8-K filed on April 6, 2005.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act, the registrant has caused this Report to be signed on its behalf by the undersigned duly authorized.

                                          FBO Air, Inc.
                                          (Registrant)


Dated:  April 13, 2005                    By:  /s/ Ronald J. Ricciardi
                                          -------------------------------------
                                          Ronald J. Ricciardi
                                          President and Chief Executive Officer


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